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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported) June 1, 2006
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                                  Syntel, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Michigan
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                 (State or Other Jurisdiction of Incorporation)

              0-22903                                38-2312018
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     (Commission File Number)               (IRS Employer Identification No.)

    525 E. Big Beaver Road, Suite 300, Troy, Michigan           48083
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       (Address of Principal Executive Offices)              (Zip Code)

                                 (248) 619-2800
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the follwing provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

AMENDED AND RESTATED STOCK OPTION AND INCENTIVE PLAN

The Amended and Restated Stock Option and Incentive Plan (the "Stock Option Plan") of Syntel, Inc. (the "Registrant"), approved on June 1, 2006 by the Registrant's board of directors, became effective on June 1, 2006 upon its adoption by the Registrant's shareholders. A description of the material terms of the Stock Option Plan was included in the Registrant's Definitive Proxy Statement on Schedule 14A (File No. 000-22903), as filed with the Securities and Exchange Commission on May 1, 2006, under the heading "Proposal to Adopt the Amended and Restated Stock Option and Incentive Plan." This discussion is incorporated herein by reference. The Stock Option Plan amends and restates the 1997 Stock Option and Incentive Plan, updates and expands its flexibility, and extends its termination date to June 1, 2016. A copy of the Stock Option Plan is attached as Exhibit 10.1 to this Current Report.

AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN

The Amended and Restated Purchase Plan (the "Stock Purchase Plan") of the Registrant, approved on June 1, 2006 by the Registrant's board of directors, became effective on June 1, 2006 upon its adoption by the Registrant's shareholders. A description of the material terms of the Stock Option Plan was included in the Registrant's Definitive Proxy Statement on Schedule 14A (File No. 000-22903), as filed with the Securities and Exchange Commission on May 1, 2006, under the heading "Proposal to Adopt the Amended and Restated Employee Stock Purchase Plan." This discussion is incorporated herein by reference. The Stock Purchase Plan updates the provisions of the Stock Purchase Plan and extends its termination date to May 31, 2016. A copy of the Stock Purchase Plan is attached as Exhibit 10.2 to this Current Report.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

        Exhibit
        Number         Description
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        10.1           Amended and Restated Stock Option and Incentive Plan

        10.2           Amended and Restated Employee Stock Purchase Plan
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       SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            Syntel, Inc.
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                                            (Registrant)


Date    June 7, 2006         By          /s/ Daniel M. Moore
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                                 Daniel M. Moore, Chief Administrative Officer
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EXHIBIT INDEX

   Exhibit
   Number        Description
   -------       -----------
   10.1          Amended and Restated Stock Option and Incentive Plan

   10.2          Amended and Restated Employee Stock Purchase Plan